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                                                                     EXHIBIT A
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                          [Form of Rights Certificate]
Certificate No. W-                                          ___________Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION OR MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR AFFILIATES OR ASSOCIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.

                               Rights Certificate

                              ROSLYN BANCORP, INC.

      This certifies that__________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Stockholder Protection Rights Agreement, dated as of September

26, 2000 (as amended from time to time, the "Rights Agreement"), between Roslyn

Bancorp, Inc., a Delaware corporation (the "Company"), and Registrar and

Transfer Company, as Rights Agent (the "Rights Agent," which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the

Company at any time after the Separation Time (as such term is defined in the

Rights Agreement) and prior to the close of business on October 10, 2010, one one-thousandth of a fully paid share of Series A Junior Participating Preferred

Stock, par value $0.01 per share (the "Preferred Stock"), of the Company

(subject to adjustment as provided in the Rights Agreement) at the Exercise

Price referred to below, upon presentation and surrender of this Rights

Certificate with the Form of Election to Exercise duly executed at the principal office of the Rights Agent in Cranford, New Jersey. The Exercise Price shall



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initially be $75.00 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

      In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of an entity other than the Company or securities or assets of the

Company other than Preferred Stock, all as provided in the Rights Agreement.

      This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which

Rights Agreement reference is hereby made for a full description of the rights,

limitations of rights, obligations, duties and immunities hereunder of the

Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available without cost upon written request.

      This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this

Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights

Certificates for the number of whole Rights not exercised.

      Subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances,

at its option, at a


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redemption price of $0.01 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or one one-thousandth of a share of Preferred Stock per Right (or, in certain cases,

other securities or assets of the Company), subject in each case to adjustment in certain events as provided in the Rights Agreement.

      No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall any thing contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

      This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.



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      WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:  _________________________

ATTEST:                                       ROSLYN BANCORP, INC.


______________________________                By: ___________________________
R. Patrick Quinn                                  Joseph L. Mancino
Secretary                                         Vice Chairman of the Board,
                                                  President and Chief Executive
                                                  Officer

Countersigned:

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By: ___________________________
  Authorized Signature




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                  [FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE]

                               FORM OF ASSIGNMENT
                               ------------------

       (To be executed by the registered holder if such holder desires to transfer this Rights Certificate.)


      FOR VALUE RECEIVED__________________________________ hereby sells,

assigns and transfers unto _____________________________________________________
                         (Please print name

________________________________________________________________________________
            and address of transferee)

this Rights Certificate, together with all right, title and interest therein,

and does hereby irrevocably constitute and appoint ________________________

Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:      _________, 2000

Signature Guaranteed:                   ______________________________
                                        Signature
                                        (Signature must correspond to name as
                                        written upon the face of this Rights
                                        Certificate in every particular, without alteration or enlargement or any change whatsoever)


      Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to SEC Rule 17Ad-15.




--------------------------------------------------------------------------------
(To be completed if true)




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The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


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                              Signature


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                                     NOTICE
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      In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.




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                   [To be attached to each Rights Certificate]

                          FORM OF ELECTION TO EXERCISE
                          ----------------------------

     (To be executed if holder desires to exercise the Rights Certificate.)

TO:   ROSLYN BANCORP, INC.

      The undersigned hereby irrevocably elects to exercise the whole Rights represented by the attached Rights Certificate to purchase the shares of Series

A Junior Participating Preferred Stock or Common Stock, as the case may be,

issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

                        ----------------------------
                        Address:

                        ----------------------------
                        ----------------------------
                        Social Security or Other taxpayer
                        Identification Number:
                        ----------------------------

If such number of Rights shall not be all the Rights evidenced by this Rights

Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

                        ----------------------------
                        Address:
                        ----------------------------
                        ----------------------------
                        Social Security or Other taxpayer
                        Identification Number:
                        ----------------------------

Dated:____________, 2000

Signature Guaranteed:               _______________________
                                    Signature
                                    (Signature must correspond to name as
                                    written upon the face of this Rights
                                    Certificate in every particular, without alteration or enlargement or any change whatsoever)


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      Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

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                            (To be completed if true)

      The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


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                                          Signature

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                                     NOTICE
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      In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.




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